UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 26, 2005

Date of report (Date of earliest event reported)

PepsiAmericas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15019	13-6167838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Dain Rauscher Plaza

60 South Sixth Street

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices, including Zip Code)

(612) 661-3883

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 26, 2005, we publicly announced financial results for the first quarter of 2005.  For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

ITEM 9.01                        FINANCIAL STATEMENTS AND EXHIBITS.

 (c)                 Exhibits.

                                                                                   Exhibit 99          Press release reporting financial results for the first quarter of 2005, dated April 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2005	PepsiAmericas, Inc.

	By:	/s/ Alexander H. Ware
Alexander H. Ware
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99                                             Press release reporting financial results for the first quarter of 2005, dated April 26, 2005.